(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
June 30, 2001


Merrill Lynch
Basic Value
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Basic Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH BASIC VALUE FUND, INC.


TO OUR SHAREHOLDERS

For the six months ended June 30, 2001, Merrill Lynch Basic Value Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +2.89%, +2.39%, 2.40% and +2.78%, respectively. The Fund outpaced the total return of -6.70% for the unmanaged Standard & Poor's (S&P) 500 Index and the -2.41% return of the S&P/Barra Value Index for the same period. After a very difficult first quarter where corporate earnings began to weaken considerably, equity markets recovered somewhat based on Federal Reserve Board interest rate reductions and anticipation of better economic news ahead. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.)

The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value Trust, which has the same investment objective as the Fund. In our last letter to shareholders, we indicated that we shifted the Trust's emphasis away from the more stable sectors, such as energy, health care and utilities, into areas we believed could most benefit from future interest rate cuts. Toward the end of 2000, investor concerns over a slowing economy pushed the valuations of many economically sensitive areas to very attractive levels. We aggressively bought shares of companies in the media, basic industry, capital goods and technology sectors since they were best positioned to benefit if the Federal Reserve Board began to lower interest rates in order to reaccelerate growth in the US economy. Fortunately, we generated positive performance during the past six months by overweighting these groups. Specifically, our holdings in media-related issues, Fox Entertainment Group, Inc. and USA Networks, Inc., Fluor Corporation and Thomas & Betts Corporation in the capital goods sector, International Business Machines Corporation, National Semiconductor Corporation and Apple Computer Inc. in the technology area, and Massey Energy Company and Georgia-Pacific Group in the basic industry sector, aided our performance.

On the negative side, energy-related issues had a very difficult period, as the price of oil and gas declined significantly from the levels achieved at the end of last year. In particular, Diamond Offshore Drilling, Inc., Unocal Corporation, Exxon Mobil Corporation and Halliburton Company hindered performance. Other "defensive" equities that helped in 2000, hurt the Fund in the first half of 2001, including Bristol-Myers Squibb Company, Sara Lee Corporation, The Procter & Gamble Company and Wells Fargo Company.

For the six months ended June 30, 2001, security purchases totaled $2.74 billion while security sales were $2.65 billion. We initiated positions in Nabors Industries Inc. and Transocean Sedco Forex Inc. as we view the massive sell off in the oil service sector to be grossly overdone. Micron Technology Inc., LSI Logic Corp. and Agilent Technologies Inc. were purchased to take advantage of an improving semiconductor industry. Other new issues included: General Motors Corp., Continental Airlines Inc., 3Com Corp., Liberty Media Group, Kerr McGee Corp., Nike Inc., Schering Plough Corp., Tribune Corp., General Electric Co., Delta Airlines Inc., Boston Scientific Corp., Textron, Inc., Clorox Co. and Anheuser-Busch Companies. On the sell side, we sold holdings in Federated Department Stores, Inc., Comcast Corporation, The Boeing Company, Emerson Electric Co. and Compaq Computer Corporation.

The Trust was broadly diversified across all sectors having taken a slightly more aggressive stand as we entered 2001. We believe the economy will recover toward the end of the year or the early part of 2002, although we do not think the recovery will equate to the growth levels seen in 1999. The Trust was overweighted in those sectors most sensitive to changes in the economy as earnings growth will be greater in those groups once worldwide economies recover, including capital goods, consumer staples with an emphasis on media, health care and technology. The Trust was underweighted in communication services, consumer cyclicals, financials and utilities. The Trust was market weighted in basic industries, energy and transportation. While the market will continue to be volatile as the corporate earnings picture remains weak over the short term, we believe a better investing climate will emerge toward the end of 2001 or early 2002. Our reasons for guarded optimism center on the potential for easier earnings comparison nine months from now along with the lag effect created by an accommodative Federal Reserve Board policy.



Merrill Lynch Basic Value Fund, Inc., June 30, 2001


While we are not ecstatic with the Fund's total returns for the six months ended June 30, 2001, the Fund was able to achieve positive returns in a hostile investing climate. The Fund has achieved total returns that have been well-above average in its peer category for the past 18 months. We hope that as the economy recovers, the Fund's relative outperformance will continue and its total returns can improve. In this highly volatile market environment, we will continue to maintain a longer-term view. Relative to today, we believe the economy and the earnings outlook for a number of companies will look better nine months down the road. Significant price declines in our current holdings will be looked upon as an opportunity to add to our positions if we anticipate better results for those equities in the future. We believe never before has more premium been paid for thinking about investments over the long term.


Fiscal Year in Review
During the 12 months ended June 30, 2001, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +9.11%, +8.02%, +8.00 and +8.82%, respectively. The Fund's results compared favorably relative to the S&P/ Barra Value Index for the same period. The broad indexes were mixed with the Dow Jones Industrial Index returning +2.19% for the 12-month period ended June 30, 2001, while the S&P 500 Index had a return of -14.83%. The Fund's outperformance stemmed from our media holdings in USA Networks, Inc., Gannett Co., Inc. and AT&T Liberty Media, our financial holdings in The Allstate Corporation, American General Corp., First Union Corporation and Wells Fargo Company, and our industrial holdings in Fluor Corporation, Lockheed Martin Corporation, Caterpillar Inc. and Textron Inc. Offsetting some of these positive results were weaker contributions from our equity holdings in the consumer discretionary sector, including Philips Electronics, Eastman Kodak Company and from Bristol-Myers Squibb Company in the health care sector.


In Conclusion
We thank you for your investment in Merrill Lynch Basic Value Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Kevin M. Rendino)
Kevin M. Rendino
Senior Vice President and Portfolio Manager



August 8, 2001



Merrill Lynch Basic Value Fund, Inc., June 30, 2001


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                                     Ten Years/
                                                   6 Month         12 Month       Since Inception
As of June 30, 2001                              Total Return    Total Return       Total Return
ML Basic Value Fund Class A Shares*                  +2.89%         + 9.11%           +297.39%
ML Basic Value Fund Class B Shares*                  +2.39          + 8.02            +258.90
ML Basic Value Fund Class C Shares*                  +2.40          + 8.00            +145.19
ML Basic Value Fund Class D Shares*                  +2.78          + 8.82            +158.31
Dow Jones Industrial Average**                       -1.85          + 2.19        +352.80/+205.49
S&P/Barra Value Index**                              -2.41          + 7.92        +182.38/+310.88
Standard & Poor's 500 Index**                        -6.70          -14.83        +308.11/+191.19

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten-year/since inception periods are ten years for Class A &
Class B Shares and from 10/21/94 for Class C & Class D Shares, respectively.
**An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/31/94, respectively.


Merrill Lynch Basic Value Fund, Inc., June 30, 2001


PERFORMANCE DATA (continued)

Total Return Based on a $10,000 Investment

A line graphic illustrating the growth of a $10,000 investment in ML Basic Value Fund, Inc++ Class A and Class B Shares* compared with a similar investment in the S&P 500 Index++++. Beginning and ending values are:

                                          6/91         6/01

ML Basic Value Fund, Inc++--Class A     10,000        37,656

ML Basic Value Fund, Inc++--Class B     10,000        35,894

S&P 500 Index++++                       10,000        40,811


A line graphic illustrating the growth of a $10,000 investment in ML Basic Value Fund, Inc++ Class C and Class D Shares* compared with a similar investment in the S&P 500 Index++++. Beginning and ending values are:

                                          6/91         6/01

ML Basic Value Fund, Inc++--Class C     10,000        24,516

ML Basic Value Fund, Inc++--Class D     10,000        24,479

S&P 500 Index++++                       10,000        29,118


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Fund invests all of its assets in Master Basic Value Trust. The Trust invests in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.
++++ This unmanaged broad-based Index is comprised of common stocks. The starting date for the Index in the Class C and Class D Shares' graph is from 10/31/94.
Past performance is not predictive of future performance.



Merrill Lynch Basic Value Fund, Inc., June 30, 2001


PERFORMANCE DATA (concluded)

Average Annual Total Return

                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*
One Year Ended 6/30/01                    + 9.11%        + 3.38%
Five Years Ended 6/30/01                  +13.47         +12.26
Ten Years Ended 6/30/01                   +14.79         +14.18

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.


                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class B Shares*
One Year Ended 6/30/01                    + 8.02%        + 4.39%
Five Years Ended 6/30/01                  +12.33         +12.08
Ten Years Ended 6/30/01                   +13.63         +13.63

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                       % Return          % Return
                                     Without CDSC      With CDSC**
Class C Shares*
One Year Ended 6/30/01                    + 8.00%        + 7.09%
Five Years Ended 6/30/01                  +12.31         +12.31
Inception (10/21/94) through 6/30/01      +14.35         +14.35

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*
One Year Ended 6/30/01                    + 8.82%        + 3.10%
Five Years Ended 6/30/01                  +13.19         +11.98
Inception (10/21/94) through 6/30/01      +15.24         +14.31

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


IMPORTANT TAX INFORMATION (unaudited)
The following information summarizes all per share distributions paid by Merrill Lynch Basic Value Fund, Inc. during its taxable year ended June 30, 2001:

                                             Qualifying     Non-Qualifying     Total        Long-Term
                 Record      Payable          Ordinary         Ordinary       Ordinary       Capital
                  Date         Date            Income           Income         Income         Gains*
Class A Shares: 8/04/2000     8/10/2000       $.476854         $.206247       $.683101      $2.772535
                12/01/2000    12/07/2000      $.343700         $.143897       $.487597      $2.467924

Class B Shares: 8/04/2000     8/10/2000       $.328827         $.142223       $.471050      $2.772535
                12/01/2000    12/07/2000      $.211874         $.088705       $.300579      $2.467924

Class C Shares: 8/04/2000     8/10/2000       $.337604         $.146019       $.483623      $2.772535
                12/01/2000    12/07/2000      $.213452         $.089365       $.302817      $2.467924

Class D Shares: 8/04/2000     8/10/2000       $.443819         $.191959       $.635778      $2.772535
                12/01/2000    12/07/2000      $.311806         $.130543       $.442349      $2.467924

*All of the long-term capital gains distributions are subject to a maximum 20% tax rate.

The qualifying ordinary income qualifies for the dividends received deduction for corporations.

Please retain this information for your records.


Merrill Lynch Basic Value Fund, Inc., June 30, 2001

FINANCIAL INFORMATION
Statement of Assets and Liabilities as of June 30, 2001                             Merrill Lynch Basic Value Fund, Inc.
Assets:         Investment in Master Basic Value Trust, at value
                (identified cost--$6,988,879,238)                                                        $ 9,406,187,638
                Prepaid registration fees and other assets                                                       123,754
                                                                                                         ---------------
                Total assets                                                                               9,406,311,392
                                                                                                         ---------------


Liabilities:    Distributor payable                                                                            2,991,153
                Accrued expenses                                                                               2,471,580
                                                                                                         ---------------
                Total liabilities                                                                              5,462,733
                                                                                                         ---------------
Net Assets:     Net assets                                                                               $ 9,400,848,659
                                                                                                         ===============


Net Assets      Class A Shares of Common Stock, $.10 par value, 400,000,000 shares authorized            $    12,740,624
Consist of:     Class B Shares of Common Stock, $.10 par value, 400,000,000 shares authorized                  8,607,327
                Class C Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                  1,342,705
                Class D Shares of Common Stock, $.10 par value, 200,000,000 shares authorized                  5,423,446
                Paid-in capital in excess of par                                                           6,081,263,459
                Undistributed investment income--net                                                          45,470,028
                Undistributed realized capital gains on investments and from the Trust--net                  828,692,670
                Unrealized appreciation on investments and from the Trust--net                             2,417,308,400
                                                                                                         ---------------
                Net assets                                                                               $ 9,400,848,659
                                                                                                         ===============


Net Asset       Class A--Based on net assets of $4,302,609,141 and 127,406,236 shares outstanding         $        33.77
Value:                                                                                                    ==============
                Class B--Based on net assets of $2,838,318,897 and 86,073,266 shares outstanding          $        32.98
                                                                                                          ==============
                Class C--Based on net assets of $435,972,466 and 13,427,048 shares outstanding            $        32.47
                                                                                                          ==============
                Class D--Based on net assets of $1,823,948,155 and 54,234,460 shares outstanding          $        33.63
                                                                                                          ==============

See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2001

FINANCIAL INFORMATION (continued)
Statement of Operations for the Year Ended June 30, 2001++                          Merrill Lynch Basic Value Fund, Inc.
Investment      Dividends (net of $22,616 foreign withholding tax)                                       $    60,774,752
Income:         Interest and discount earned                                                                   8,932,288
                Other                                                                                          1,069,421
                Investment income allocated from the Trust (net of $912,491
                foreign withholding tax)                                                                     133,752,097
                Expenses allocated from the Trust                                                           (28,378,777)
                                                                                                         ---------------
                Total income and net investment income from the Trust                                        176,149,781
                                                                                                         ---------------


Expenses:       Account maintenance and distribution fees--Class B                  $    30,233,675
                Investment advisory fees                                                 11,464,172
                Transfer agent fees--Class A                                              5,390,121
                Account maintenance fees--Class D                                         4,445,333
                Transfer agent fees--Class B                                              4,299,261
                Account maintenance and distribution fees--Class C                        4,012,061
                Transfer agent fees--Class D                                              2,205,446
                Transfer agent fees--Class C                                                610,020
                Accounting services                                                         323,199
                Printing and shareholder reports                                            260,443
                Professional fees                                                           196,658
                Custodian fees                                                              152,290
                Registration fees                                                            58,828
                Directors' fees and expenses                                                 41,942
                Other                                                                       116,860
                                                                                    ---------------
                Total expenses                                                                                63,810,309
                                                                                                         ---------------
                Investment income--net                                                                       112,339,472
                                                                                                         ---------------


Realized &      Realized gain from:
Unrealized          Investments--net                                                    623,996,673
Gain (Loss) on      The Trust--net                                                      914,861,578        1,538,858,251
Investments                                                                         ---------------
& from the      Change in unrealized appreciation on:
Trust--Net:         Investments--net                                                  (598,769,218)
                    The Trust--net                                                    (241,459,082)        (840,228,300)
                                                                                    ---------------      ---------------
                Net Increase in Net Assets Resulting from Operations                                     $   810,969,423
                                                                                                         ===============


++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2001

FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets                                                 Merrill Lynch Basic Value Fund, Inc.

                                                                                               For the Year
                                                                                              Ended June 30,
Increase (Decrease) in Net Assets:                                                      2001++                2000
Operations:     Investment income--net                                              $   112,339,472      $   141,474,307
                Realized gain on investments and from the Trust--net                  1,538,858,251        1,093,568,438
                Change in unrealized appreciation on investments and
                from the Trust--net                                                   (840,228,300)      (2,059,146,265)
                                                                                    ---------------      ---------------
                Net increase (decrease) in net assets resulting
                from operations                                                         810,969,423        (824,103,520)
                                                                                    ---------------      ---------------


Dividends &     Investment income--net:
Distributions       Class A                                                            (77,399,820)         (93,013,200)
to                  Class B                                                            (21,693,075)         (34,515,924)
Shareholders:       Class C                                                             (2,979,059)          (4,093,536)
                    Class D                                                            (26,844,163)         (29,446,702)
                Realized gain from investments and from the Trust--net:
                    Class A                                                           (687,275,425)        (433,005,279)
                    Class B                                                           (503,448,344)        (379,827,183)
                    Class C                                                            (65,095,081)         (43,240,165)
                    Class D                                                           (278,054,837)        (157,636,048)
                                                                                    ---------------      ---------------
                Net decrease in net assets resulting from dividends
                and distributions to shareholders                                   (1,662,789,804)      (1,174,778,037)
                                                                                    ---------------      ---------------


Capital         Net increase (decrease) in net assets derived from capital
Share           share transactions                                                      342,291,968        (974,351,249)
Transactions:                                                                       ---------------      ---------------


Net Assets:     Total decrease in net assets                                          (509,528,413)      (2,973,232,806)
                Beginning of year                                                     9,910,377,072       12,883,609,878
                                                                                    ---------------      ---------------
                End of year*                                                        $ 9,400,848,659      $ 9,910,377,072
                                                                                    ===============      ===============


                * Undistributed investment income--net                              $    45,470,028      $    62,008,656
                                                                                    ===============      ===============

++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights                                                            Merrill Lynch Basic Value Fund, Inc.
The following per share data and ratios
have been derived from information
provided in the financial statements.                                                 Class A
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                    2001+++        2000          1999         1998         1997
Per Share       Net asset value, beginning of year       $    37.12   $    43.70   $    41.55   $    36.50    $    30.22
Operating                                                ----------   ----------   ----------   ----------    ----------
Performance:    Investment income--net++                        .55          .66          .76          .83           .81
                Realized and unrealized gain
                (loss) on investments and from
                the Trust--net                                 2.51       (3.14)         4.61         7.23          7.66
                                                         ----------   ----------   ----------   ----------    ----------
                Total from investment operations               3.06       (2.48)         5.37         8.06          8.47
                                                         ----------   ----------   ----------   ----------    ----------
                Less dividends and distributions:
                    Investment income--net                    (.65)        (.72)        (.81)        (.78)         (.80)
                    Realized gain on investments
                    and from the Trust--net                  (5.76)       (3.38)       (2.41)       (2.23)        (1.39)
                                                         ----------   ----------   ----------   ----------    ----------
                Total dividends and distributions            (6.41)       (4.10)       (3.22)       (3.01)        (2.19)
                                                         ----------   ----------   ----------   ----------    ----------
                Net asset value, end of year             $    33.77   $    37.12   $    43.70   $    41.55    $    36.50
                                                         ==========   ==========   ==========   ==========    ==========


Total           Based on net asset value per share            9.11%      (5.98%)       14.54%       23.23%        29.95%
Investment                                               ==========   ==========   ==========   ==========    ==========
Return:*


Ratios to       Expenses++++                                   .56%         .56%         .55%         .54%          .55%
Average                                                  ==========   ==========   ==========   ==========    ==========
Net Assets:     Investment income--net                        1.60%        1.68%        1.95%        2.14%         2.54%
                                                         ==========   ==========   ==========   ==========    ==========


Supplemental    Net assets, end of year
Data:           (in thousands)                           $4,302,609   $4,426,635   $5,521,623   $5,888,853    $4,921,834
                                                         ==========   ==========   ==========   ==========    ==========
                Portfolio turnover                               --       27.80%       15.52%       17.79%        13.00%
                                                         ==========   ==========   ==========   ==========    ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Includes the Fund's share of the Trust's allocated expenses.
+++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.
See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                    Merrill Lynch Basic Value Fund, Inc.
The following per share data and ratios
have been derived from information
provided in the financial statements.                                                 Class B
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                    2001+++        2000          1999         1998         1997
Per Share       Net asset value, beginning of year       $    36.33   $    42.84   $    40.78   $    35.89    $    29.76
Operating                                                ----------   ----------   ----------   ----------    ----------
Performance:    Investment income--net++                        .20          .26          .36          .43           .48
                Realized and unrealized gain
                (loss) on investments and from
                the Trust--net                                 2.46       (3.08)         4.53         7.11          7.55
                                                         ----------   ----------   ----------   ----------    ----------
                Total from investment operations               2.66       (2.82)         4.89         7.54          8.03
                                                         ----------   ----------   ----------   ----------    ----------
                Less dividends and distributions:
                    Investment income--net                    (.25)        (.31)        (.42)        (.42)         (.51)
                    Realized gain on investments
                    and from the Trust--net                  (5.76)       (3.38)       (2.41)       (2.23)        (1.39)
                                                         ----------   ----------   ----------   ----------    ----------
                Total dividends and distributions            (6.01)       (3.69)       (2.83)       (2.65)        (1.90)
                                                         ----------   ----------   ----------   ----------    ----------
                Net asset value, end of year             $    32.98   $    36.33   $    42.84   $    40.78    $    35.89
                                                         ==========   ==========   ==========   ==========    ==========


Total           Based on net asset value per share            8.02%      (6.94%)       13.40%       21.97%        28.61%
Investment                                               ==========   ==========   ==========   ==========    ==========
Return:*


Ratios to       Expenses++++                                  1.59%        1.57%        1.57%        1.56%         1.57%
Average                                                  ==========   ==========   ==========   ==========    ==========
Net Assets:     Investment income--net                         .58%         .67%         .93%        1.13%         1.53%
                                                         ==========   ==========   ==========   ==========    ==========


Supplemental    Net assets, end of year
Data:           (in thousands)                           $2,838,319   $3,305,961   $4,846,702   $4,976,004    $4,088,755
                                                         ==========   ==========   ==========   ==========    ==========
                Portfolio turnover                               --       27.80%       15.52%       17.79%        13.00%
                                                         ==========   ==========   ==========   ==========    ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Includes the Fund's share of the Trust's allocated expenses.
+++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)                                                    Merrill Lynch Basic Value Fund, Inc.
The following per share data and ratios
have been derived from information
provided in the financial statements.                                                 Class C
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                    2001+++        2000          1999         1998         1997
Per Share       Net asset value, beginning of year       $    35.88   $    42.37   $    40.39   $    35.59    $    29.56
Operating                                                ----------   ----------   ----------   ----------    ----------
Performance:    Investment income--net++                        .18          .25          .35          .43           .47
                Realized and unrealized gain
                (loss) on investments and from
                the Trust--net                                 2.43       (3.04)         4.48         7.04          7.49
                                                         ----------   ----------   ----------   ----------    ----------
                Total from investment operations               2.61       (2.79)         4.83         7.47          7.96
                                                         ----------   ----------   ----------   ----------    ----------
                Less dividends and distributions:
                    Investment income--net                    (.26)        (.32)        (.44)        (.44)         (.54)
                    Realized gain on investments
                    and from the Trust--net                  (5.76)       (3.38)       (2.41)       (2.23)        (1.39)
                                                         ----------   ----------   ----------   ----------    ----------
                Total dividends and distributions            (6.02)       (3.70)       (2.85)       (2.67)        (1.93)
                                                         ----------   ----------   ----------   ----------    ----------
                Net asset value, end of year             $    32.47   $    35.88   $    42.37   $    40.39    $    35.59
                                                         ==========   ==========   ==========   ==========    ==========


Total           Based on net asset value per share            8.00%      (6.95%)       13.36%       21.98%        28.60%
Investment                                               ==========   ==========   ==========   ==========    ==========
Return:*


Ratios to       Expenses++++                                  1.59%        1.58%        1.58%        1.57%         1.58%
Average                                                  ==========   ==========   ==========   ==========    ==========
Net Assets:     Investment income--net                         .56%         .66%         .92%        1.12%         1.51%
                                                         ==========   ==========   ==========   ==========    ==========


Supplemental    Net assets, end of year
Data:           (in thousands)                           $  435,973   $  413,240   $  535,132   $  538,104    $  337,828
                                                         ==========   ==========   ==========   ==========    ==========
                Portfolio turnover                               --       27.80%       15.52%       17.79%        13.00%
                                                         ==========   ==========   ==========   ==========    ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Includes the Fund's share of the Trust's allocated expenses.
+++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc.,June 30, 2001


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)                                                    Merrill Lynch Basic Value Fund, Inc.
The following per share data and ratios
have been derived from information
provided in the financial statements.                                                 Class D
                                                                            For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                    2001+++        2000          1999         1998         1997
Per Share       Net asset value, beginning of year       $    36.99   $    43.55   $    41.42   $    36.42     $   30.16
Operating                                                ----------   ----------   ----------   ----------    ----------
Performance:    Investment income--net++                        .46          .56          .65          .74           .73
                Realized and unrealized gain
                (loss) on investments and from
                the Trust--net                                 2.50       (3.12)         4.61         7.19          7.66
                                                         ----------   ----------   ----------   ----------    ----------
                Total from investment operations               2.96       (2.56)         5.26         7.93          8.39
                                                         ----------   ----------   ----------   ----------    ----------
                Less dividends and distributions:
                    Investment income--net                    (.56)        (.62)        (.72)        (.70)         (.74)
                    Realized gain on investments
                    and from the Trust--net                  (5.76)       (3.38)       (2.41)       (2.23)        (1.39)
                                                         ----------   ----------   ----------   ----------    ----------
                Total dividends and distributions            (6.32)       (4.00)       (3.13)       (2.93)        (2.13)
                                                         ----------   ----------   ----------   ----------    ----------
                Net asset value, end of year             $    33.63   $    36.99   $    43.55   $    41.42    $    36.42
                                                         ==========   ==========   ==========   ==========    ==========


Total           Based on net asset value per share            8.82%      (6.19%)       14.25%       22.89%        29.65%
Investment                                               ==========   ==========   ==========   ==========    ==========
Return:*


Ratios to       Expenses++++                                   .81%         .80%         .80%         .79%          .80%
Average                                                  ==========   ==========   ==========   ==========    ==========
Net Assets:     Investment income--net                        1.34%        1.43%        1.69%        1.89%         2.28%
                                                         ==========   ==========   ==========   ==========    ==========


Supplemental    Net assets, end of year
Data:           (in thousands)                           $1,823,948   $1,764,541   $1,980,153   $1,734,702    $  886,391
                                                         ==========   ==========   ==========   ==========    ==========
                Portfolio turnover                               --       27.80%       15.52%       17.79%        13.00%
                                                         ==========   ==========   ==========   ==========    ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Includes the Fund's share of the Trust's allocated expenses.
+++On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2001


NOTES TO FINANCIAL STATEMENTS

Merrill Lynch Basic Value Fund, Inc.

1. Significant Accounting Policies:
Merrill Lynch Basic Value Fund (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. On October 13, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in Master Basic Value Trust (the "Trust"), a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/ feeder" structure. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Trust owned by the Fund at June 30, 2001 was 99.9%. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. When the Fund was a stand-alone investment company, dividend income was recorded on the ex-dividend dates. Interest income (including amortization of discount) was recognized on the accrual basis. Realized gains and losses on security transactions were determined on the identified cost basis.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $2,018 have been reclassified between paid-in capital in excess of par and undistributed net realized capital gains and $38,017 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.



2. Transactions with Affiliates:
The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

                                     Account          Distribution
                                 Maintenance Fee          Fee

Class B                              .25%                 .75%
Class C                              .25%                 .75%
Class D                              .25%                  --



Merrill Lynch Basic Value Fund, Inc., June 30, 2001


NOTES TO FINANCIAL STATEMENTS (continued)

Merrill Lynch Basic Value Fund, Inc.

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       FAMD          MLPF&S

Class A                               $17,052       $195,821
Class D                               $46,725       $718,925

For the year ended June 30, 2001, MLPF&S received contingent deferred sales charges of $2,712,823 and $81,125 relating to transactions in Class B and Class C Shares of the Fund, respectively.

Furthermore, MLPF&S received contingent deferred sales charges of $3,220 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Trust for the period October 13, 2000 to June 30, 2001 were $187,528,225 and $754,332,123, respectively.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $342,291,968 and $(974,351,249) for the years ended June 30, 2001 and June 30, 2000, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                              Dollar
Ended June 30, 2001                       Shares         Amount

Shares sold                           16,797,873    $   576,698,668
Shares issued to shareholders
in reinvestment of dividends
and distributions                     19,868,192        668,815,186
                                    ------------    ---------------
Total issued                          36,666,065      1,245,513,854
Shares redeemed                     (28,502,424)      (989,529,144)
                                    ------------    ---------------
Net increase                           8,163,641    $   255,984,710
                                    ============    ===============


Class A Shares for the Year                              Dollar
Ended June 30, 2000                       Shares         Amount

Shares sold                           21,748,421    $   840,385,437
Shares issued to shareholders
in reinvestment of dividends
and distributions                     11,830,766        463,822,355
                                    ------------    ---------------
Total issued                          33,579,187      1,304,207,792
Shares redeemed                     (40,690,956)    (1,542,137,894)
                                    ------------    ---------------
Net decrease                         (7,111,769)    $ (237,930,102)
                                    ============    ===============


Class B Shares for the Year                              Dollar
Ended June 30, 2001                       Shares         Amount

Shares sold                           13,498,193    $   454,008,810
Shares issued to shareholders
in reinvestment of dividends
and distributions                     13,804,588        456,842,068
                                    ------------    ---------------
Total issued                          27,302,781        910,850,878
Automatic conversion of shares       (5,945,094)      (201,152,533)
Shares redeemed                     (26,273,914)      (897,896,114)
                                    ------------    ---------------
Net decrease                         (4,916,227)    $ (188,197,769)
                                    ============    ===============


Class B Shares for the Year                              Dollar
Ended June 30, 2000                       Shares         Amount

Shares sold                           17,917,716    $   683,877,947
Shares issued to shareholders
in reinvestment of dividends
and distributions                      9,453,124        364,692,253
                                    ------------    ---------------
Total issued                          27,370,840      1,048,570,200
Automatic conversion of shares       (8,316,014)      (312,475,761)
Shares redeemed                     (41,210,138)    (1,533,109,301)
                                    ------------    ---------------
Net decrease                        (22,155,312)    $ (797,014,862)
                                    ============    ===============



Merrill Lynch Basic Value Fund, Inc., June 30, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)

Merrill Lynch Basic Value Fund, Inc.

Class C Shares for the Year                              Dollar
Ended June 30, 2001                       Shares         Amount

Shares sold                            3,703,471    $   122,385,992
Shares issued to shareholders
in reinvestment of dividends
and distributions                      1,799,123         58,633,694
                                    ------------    ---------------
Total issued                           5,502,594        181,019,686
Shares redeemed                      (3,591,938)      (120,877,734)
                                    ------------    ---------------
Net increase                           1,910,656    $    60,141,952
                                    ============    ===============


Class C Shares for the Year                              Dollar
Ended June 30, 2000                       Shares         Amount

Shares sold                            3,284,218    $   123,460,935
Shares issued to shareholders
in reinvestment of dividends
and distributions                      1,088,326         41,475,630
                                    ------------    ---------------
Total issued                           4,372,544        164,936,565
Shares redeemed                      (5,486,946)      (201,554,584)
                                    ------------    ---------------
Net decrease                         (1,114,402)    $  (36,618,019)
                                    ============    ===============


Class D Shares for the Year                              Dollar
Ended June 30, 2001                       Shares         Amount

Shares sold                            6,682,312    $   230,556,554
Automatic conversion of shares         5,841,519        201,152,533
Shares issued to shareholders
in reinvestment of dividends
and distributions                      8,052,916        270,260,312
                                    ------------    ---------------
Total issued                          20,576,747        701,969,399
Shares redeemed                     (14,050,100)      (487,606,324)
                                    ------------    ---------------
Net increase                           6,526,647    $   214,363,075
                                    ============    ===============



Class D Shares for the Year                              Dollar
Ended June 30, 2000                       Shares         Amount

Shares sold                            8,132,011    $   311,680,464
Automatic conversion of shares         8,185,410        312,475,761
Shares issued to shareholders
in reinvestment of dividends
and distributions                      4,234,118        165,539,229
                                    ------------    ---------------
Total issued                          20,551,539        789,695,454
Shares redeemed                     (18,308,770)      (692,483,720)
                                    ------------    ---------------
Net increase                           2,242,769    $    97,211,734
                                    ============    ===============


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Basic Value Fund, Inc. as of June 30, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Basic Value Fund, Inc. as of June 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
August 16, 2001



Merrill Lynch Basic Value Fund, Inc., June 30, 2001

SCHEDULE OF INVESTMENTS                                                                         Master Basic Value Trust
                              Shares                                                                          Percent of
Industry                       Held                  Stocks                         Cost            Value     Net Assets
Above-Average Yield
Beverages                     900,000    Anheuser-Busch Companies, Inc.      $   34,367,310    $    37,080,000      0.4%
Health Care Equipment &     6,000,000    ++Boston Scientific Corporation        101,246,177        102,000,000      1.1
Supplies
Pharmaceuticals             2,931,600    Bristol-Myers Squibb Company           147,250,506        153,322,680      1.6
Household Products          2,700,000    The Clorox Company                      88,813,058         91,395,000      1.0
Electric Utilities          2,195,800    Duke Energy Corporation                 65,274,824         85,658,158      0.9
Chemicals                   3,868,900    E.I. du Pont de Nemours and
                                         Company                                167,143,497        186,635,736      2.0
Oil & Gas                   3,700,000    Exxon Mobil Corporation                 89,685,977        323,195,000      3.4
Banks                       6,100,000    First Union Corporation                216,780,507        213,134,000      2.3
Industrial Conglomerates    1,000,000    General Electric Company                39,590,900         48,750,000      0.5
Food Products               3,150,000    General Mills, Inc.                     75,653,250        137,907,000      1.5
Personal Products           4,500,000    The Gillette Company                   144,346,353        130,455,000      1.4
Diversified Financials      2,561,300    J.P. Morgan Chase & Co.                116,375,746        114,233,980      1.2
Oil & Gas                   1,000,000    Kerr-McGee Corporation                  65,908,788         66,270,000      0.7
Oil & Gas                   2,600,000    Royal Dutch Petroleum Company
                                         (NY Registered Shares)                  71,834,267        151,502,000      1.6
Diversified                 2,300,000    SBC Communications Inc.                 52,238,002         92,138,000      1.0
Telecommunication
Services
Food Products               4,977,700    Sara Lee Corporation                   108,995,974         94,277,638      1.0
Diversified                 2,700,000    Verizon Communications                  64,382,249        144,450,000      1.5
Telecommunication
Services
Multi-Utilities             2,000,000    The Williams Companies, Inc.            67,241,111         65,900,000      0.7
                                                                             --------------     --------------     -----
                                                                              1,717,128,496      2,238,304,192     23.8


Below-Average Price/Earnings Ratio
Insurance                   3,598,400    The Allstate Corporation                39,702,750        158,293,616      1.7
Computers & Peripherals     2,750,000    ++Apple Computer, Inc.                  47,407,079         64,240,000      0.7
Banks                       2,700,000    Bank of America Corporation             79,737,658        162,081,000      1.7
Banks                       5,800,000    Bank One Corporation                   184,863,840        207,640,000      2.2
Machinery                   2,000,000    Caterpillar Inc.                        97,522,529        100,100,000      1.1
Diversified Financials      6,659,400    Citigroup Inc.                          41,333,810        351,882,696      3.7
Airlines                    1,000,000    ++Continental Airlines, Inc.
                                         Class B)                                46,336,324         49,250,000      0.5
Auto Components             8,410,000    Delphi Automotive Systems
                                         Corporation                            116,081,264        133,971,300      1.4
Airlines                    1,400,000    Delta Air Lines, Inc.                   65,247,076         61,712,000      0.7
Leisure Equipment &         1,832,100    Eastman Kodak Company                   82,503,872         85,522,428      0.9
Products
Machinery                     800,000    Eaton Corporation                       37,157,888         56,080,000      0.6
Automobiles                 3,600,000    Ford Motor Company                      66,509,774         88,380,000      0.9
Media                       2,000,000    Gannett Co., Inc.                      107,307,837        131,800,000      1.4
Automobiles                   500,000    General Motors Corporation              31,049,900         32,175,000      0.4
Computers & Peripherals     2,400,000    Hewlett-Packard Company                 59,897,104         68,640,000      0.7
Machinery                   1,632,100    Ingersoll-Rand Company                  34,986,133         67,242,520      0.7
Household Durables          6,100,000    Koninklijke (Royal) Philips
                                         Electronics NV
                                         (NY Registered Shares)                  45,789,182        161,223,000      1.7
Diversified Financials        800,000    Morgan Stanley Dean Witter & Co.        45,653,838         51,384,000      0.6
Energy Equipment &            800,000    ++Nabors Industries, Inc.               33,959,476         29,760,000      0.3
Service
Semiconductor Equipment     2,587,600    ++National Semiconductor
& Products                               Corporation                             70,663,682         75,350,912      0.8
Textiles & Apparel            750,000    Nike, Inc. (Class B)                    28,794,176         31,492,500      0.3
Household Products          2,051,400    The Procter & Gamble Company           116,519,229        130,879,320      1.4
Pharmaceuticals             2,250,000    Schering-Plough Corporation             79,840,075         81,540,000      0.9
Electrical Equipment        3,998,300    Thomas & Betts Corporation++++         120,156,234         88,242,481      0.9
Energy Equipment &            600,000    Transocean Sedco Forex Inc.             27,167,200         24,750,000      0.3
Service
IT Consulting & Services   10,400,000    ++Unisys Corporation                   134,428,848        152,984,000      1.6


Merrill Lynch Basic Value Fund, Inc., June 30, 2001

SCHEDULE OF INVESTMENTS (continued)                                                             Master Basic Value Trust
                              Shares                                                                          Percent of
Industry                       Held                  Stocks                         Cost            Value     Net Assets
Below-Average Price/Earnings Ratio (concluded)
Oil & Gas                   6,500,000    Unocal Corporation                  $  191,719,285    $   221,975,000      2.4%
Diversified                 3,900,000    ++WorldCom, Inc.                        64,111,853         56,472,000      0.6
Telecommunication                                                            --------------     --------------     -----
Services                                                                      2,096,447,916      2,925,063,773     31.1


Low Price-to-Book Value

Communications Equipment    5,000,000    ++3Com Corporation                      28,383,966         24,500,000      0.3
Diversified                 5,227,100    AT&T Corp.                             118,576,246        114,996,200      1.2
Telecommunication
Services
Media                       7,200,000    ++AT&T Corp.- Liberty Media
                                         Group (Class A)                        106,152,053        125,928,000      1.3
Electronic Equipment &      3,100,000    ++Agilent Technologies, Inc.           103,099,283        100,750,000      1.1
Instruments
Insurance                   5,600,000    American General Corporation            87,186,558        260,120,000      2.8
Machinery                   4,150,000    Deere & Company                         93,063,494        157,077,500      1.7
Energy Equipment &          5,400,000    Diamond Offshore Drilling, Inc.        210,142,221        178,470,000      1.9
Service
Construction &              1,000,000    Fluor Corporation                       21,268,757         45,150,000      0.5
Engineering
Media                       7,000,000    ++Fox Entertainment Group,
                                         Inc. (Class A)                         163,728,644        195,300,000      2.1
Paper & Forest Products     3,893,200    Georgia-Pacific Group                  111,315,510        131,784,820      1.4
Energy Equipment &          4,900,000    Halliburton Company                    140,322,871        174,440,000      1.8
Service
Insurance                   2,652,300    The Hartford Financial
                                         Services Group, Inc.                    37,503,377        181,417,320      1.9
Paper & Forest Products     2,500,000    International Paper Company             92,270,484         89,250,000      1.0
Semiconductor Equipment     2,750,000    ++LSI Logic Corporation                 47,086,344         51,700,000      0.6
& Products
Aerospace & Defense         3,575,000    Lockheed Martin Corporation             72,441,177        132,453,750      1.4
Communications Equipment    7,800,000    Lucent Technologies Inc.               118,720,506         48,360,000      0.5
Metals & Mining             3,000,000    Massey Energy Company                   28,093,232         59,280,000      0.6
Semiconductor Equipment       750,000    ++Micron Technology, Inc.               31,388,700         30,825,000      0.3
& Products
Communications Equipment    6,512,900    Motorola, Inc.                         127,613,486        107,853,624      1.1
Metals & Mining             2,800,000    Phelps Dodge Corporation               122,824,127        116,200,000      1.2
Electronic Equipment &      1,150,000    ++Tektronix, Inc.                       17,226,237         31,222,500      0.3
Instruments
Diversified                 1,000,001    ++Telefonica, SA (ADR)*                  7,130,451         37,240,037      0.4
Telecommunication
Services
Industrial Conglomerates    2,100,000    Textron, Inc.                          103,443,909        115,584,000      1.2
Media                       1,345,300    Tribune Company                         52,890,948         53,825,453      0.6
Media                       6,000,000    ++USA Networks, Inc.                   121,898,996        167,940,000      1.8
Banks                       6,650,000    Wells Fargo Company                     95,313,887        308,759,500      3.3
                                                                             --------------     --------------     ----
                                                                              2,259,085,464      3,040,427,704     32.3

Special Situations

Pharmaceuticals               400,000    ++Biovail Corporation                   15,564,000         17,400,000      0.2
IT Consulting & Services    1,600,000    Electronic Data Systems
                                         Corporation                             72,083,280        100,000,000      1.1
Computers & Peripherals     2,600,000    International Business Machines
                                         Corporation                             34,275,052        293,800,000      3.1
Hotels, Restaurants &       4,390,000    McDonald's Corporation                 128,557,579        118,793,400      1.2
Leisure
                                                                             --------------     --------------     ----
                                                                                250,479,911        529,993,400      5.6


                                         Total Stocks                         6,323,141,787      8,733,789,069     92.8


Merrill Lynch Basic Value Fund, Inc., June 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                                                             Master Basic Value Trust
                               Face                                                                           Percent of
                              Amount                 Issue                          Cost            Value     Net Assets
Short-Term Securities
Commercial Paper**       $ 35,000,000    Gannett Company, 3.95% due
                                         7/05/2001                           $   34,976,958    $    34,976,958      0.4%
                           32,239,000    General Motors Acceptance Corp.,
                                         4.13% due 7/02/2001                     32,227,905         32,227,905      0.4
                           50,000,000    Hertz Corporation, 3.90% due
                                         7/13/2001                               49,924,167         49,924,167      0.5
                           32,034,000    Metropolitan Life Insurance
                                         Company, 3.64% due 7/27/2001            31,943,308         31,943,308      0.3
                           20,000,000    Paccar Financial Corp., 3.72%
                                         due 7/30/2001                           19,935,933         19,935,933      0.2
                           25,000,000    SBC Communications Inc., 3.63%
                                         due 7/30/2001                           24,921,854         24,921,854      0.3
                           15,000,000    Target Corporation, 3.90% due
                                         7/09/2001                               14,983,750         14,983,750      0.2
                           50,000,000    Transamerica Finance Corporation,
                                         3.67% due 8/27/2001                     49,699,264         49,699,264      0.5
                           30,000,000    USAA Capital Corporation, 3.71%
                                         due 7/13/2001                           29,956,717         29,956,717      0.3
                           50,000,000    Verizon Global Funding, 3.90%
                                         due 7/09/2001                           49,945,833         49,945,833      0.5
                           13,000,000    Wal-Mart Stores, Inc., 3.61% due
                                         7/31/2001                               12,958,285         12,958,285      0.1
                                                                             --------------     --------------      ----
                                                                                351,473,974        351,473,974      3.7


US Government Agency       60,000,000    Fannie Mae, 3.73% due 7/12/2001         59,919,183         59,919,183      0.6
Obligations**                            Federal Home Loan Bank:
                           90,394,000        3.77% due 7/11/2001                 90,279,836         90,279,836      1.0
                           65,000,000        3.73% due 7/27/2001                 64,811,428         64,811,428      0.7
                                         Federal Home Loan Mortgage
                                         Corporation:
                           75,000,000        3.82% due 7/03/2001                 74,968,167         74,968,167      0.8
                           24,000,000        3.71% due 7/26/2001                 23,933,220         23,933,220      0.3
                                                                             --------------     --------------      ----
                                                                                313,911,834        313,911,834      3.4


                                         Total Short-Term Securities            665,385,808        665,385,808      7.1


                                         Total Investments                    6,988,527,595      9,399,174,877     99.9


                          Nominal Value                                           Premiums
                        Covered by Options                                        Received
Options Written
Call Options Written        1,000,000    Telefonica, SA (ADR)*, expiring
                                         July 2001 at USD 45                    (6,980,000)          (150,000)      0.0


                                         Total Options Written                  (6,980,000)          (150,000)      0.0


Total Investments, Net of Options Written                                    $6,981,547,595      9,399,024,877     99.9
                                                                             ==============
Other Assets Less Liabilities                                                                       10,658,581      0.1
                                                                                               ---------------    ------
Net Assets                                                                                     $ 9,409,683,458    100.0%
                                                                                               ===============    ======

*American Depositary Receipts (ADR).
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
++Non-income producing security.
++++Investments in companies 5% or more of whose outstanding securities are held by the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company
Act of 1940) are as follows:

                              Net Share       Net        Dividend
Industry      Affiliate        Activity       Cost        Income

Electrical  Thomas & Betts
Equipment     Corporation     (126,700)  $(33,473,949)   $4,541,264

See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2001

FINANCIAL INFORMATION

Statement of Assets and Liabilities                                                             Master Basic Value Trust

                As of June 30, 2001
Assets:         Investments, at value (identified cost--$6,988,527,595)                                  $ 9,399,174,877
                Receivables:
                    Securities sold                                                 $    43,638,943
                    Contributions                                                        18,824,138
                    Dividends                                                             9,862,218           72,325,299
                                                                                    ---------------
                Prepaid expenses and other assets                                                                301,196
                                                                                                         ---------------
                Total assets                                                                               9,471,801,372
                                                                                                         ---------------


Liabilities:    Options written, at value (premiums received--$6,980,000)                                        150,000
                Payables:
                    Securities purchased                                                 41,958,975
                    Withdrawals                                                          15,308,870
                    Investment adviser                                                    2,936,543
                    Custodian bank                                                        1,293,641           61,498,029
                                                                                    ---------------
                Accrued expenses and other liabilities                                                           469,885
                                                                                                         ---------------
                Total liabilities                                                                             62,117,914
                                                                                                         ---------------


Net Assets:     Net assets                                                                               $ 9,409,683,458
                                                                                                         ===============


Net Assets      Partners' capital                                                                          6,992,206,176
Consist of:     Unrealized appreciation on investments--net                                                2,417,477,282
                                                                                                         ---------------
                Net assets                                                                               $ 9,409,683,458
                                                                                                         ===============


Merrill Lynch Basic Value Fund, Inc., June 30, 2001

FINANCIAL INFORMATION (continued)
Statement of Operations                                                                         Master Basic Value Trust

                For the Period October 13, 2000++ to June 30, 2001
Investment      Dividends (net of $912,716 foreign withholding tax)                                      $   108,848,704
Income:         Interest and discount earned                                                                  24,916,458
                                                                                                         ---------------
                Total income                                                                                 133,765,162
                                                                                                         ---------------


Expenses:       Investment advisory fees                                            $    27,057,276
                Accounting services                                                         785,763
                Custodian fees                                                              248,025
                Professional fees                                                            54,769
                Trustees' fees and expenses                                                  30,699
                Reorganization costs                                                         28,000
                Printing and shareholder reports                                             13,128
                Offering costs                                                               10,029
                Pricing fees                                                                  6,735
                Other                                                                       147,439
                                                                                    ---------------
                Total expenses                                                                                28,381,863
                                                                                                         ---------------
                Investment income--net                                                                       105,383,299
                                                                                                         ---------------


Realized &      Realized gain from investments--net                                                          914,694,827
Unrealized      Change in unrealized appreciation on investments--net                                      (241,290,200)
Gain (Loss) on                                                                                           ---------------
Investments     Net Increase in Net Assets Resulting from Operations                                     $   778,787,926
--Net:                                                                                                   ===============

++Commencement of operations.
See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2001

FINANCIAL INFORMATION (concluded)
Statement of Changes in Net Assets                                                              Master Basic Value Trust

                                                                                                       For the Period
                                                                                                     October 13, 2000++
                                                                                                        to June 30,
Increase in Net Assets:                                                                                     2001
Operations:     Investment income--net                                                                   $   105,383,299
                Realized gain on investments--net                                                            914,694,827
                Change in unrealized appreciation on investments--net                                      (241,290,200)
                                                                                                         ---------------
                Net increase in net assets resulting from operations                                         778,787,926
                                                                                                         ---------------


Net Capital     Increase in net assets derived from net capital contributions                              8,630,795,432
Contributions:                                                                                           ---------------


Net Assets:     Total increase in net assets                                                               9,409,583,358
                Beginning of period                                                                              100,100
                                                                                                         ---------------
                End of period                                                                            $ 9,409,683,458
                                                                                                         ===============

++Commencement of operations.
See Notes to Financial Statements.


Financial Highlights                                                                            Master Basic Value Trust
                                                                                                       For the Period
                                                                                                     October 13, 2000++
The following ratios have been derived from                                                             to June 30,
information provided in the financial statements.                                                           2001
Ratios to       Expenses                                                                                           .42%*
Average                                                                                                  ===============
Net Assets:     Investment income--net                                                                            1.57%*
                                                                                                         ===============


Supplemental    Net assets, end of period (in thousands)                                                 $     9,409,683
Data:                                                                                                    ===============
                Portfolio turnover                                                                                37.53%
                                                                                                         ===============

++Commencement of operations.
*Annualized.
See Notes to Financial Statements.


Merrill Lynch Basic Value Fund, Inc., June 30, 2001


NOTES TO FINANCIAL STATEMENTS

Master Basic Value Trust

1. Significant Accounting Policies:
Master Basic Value Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. On October 13, 2000, the Trust received all of the assets of a registered investment company that converted to a master/feeder structure. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price. Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust which may use a matrix system for valuations.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Trust is authorized to write covered call options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the security acquired or added to the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

Written and purchased options are non-income producing investments.

(c) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.



Merrill Lynch Basic Value Fund, Inc., June 30, 2001


NOTES TO FINANCIAL STATEMENTS (continued)

Master Basic Value Trust

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust will adopt the provisions to amortize all premiums and discounts on debt securities effective July 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. As of June 30, 2001, no debt securities were held by the Trust.

(e) Custodian bank--The Trust recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from management estimates of available cash.

(f) Security loans--The Trust receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Trust also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee upon the average daily value of the Fund's net assets at the following annual rates: .60% of the Trust's average net assets not exceeding $100 million, .50% of average daily net assets in excess of $100 million but not exceeding $200 million; and .40% of average daily net assets in excess of $200 million.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated received $1,120,787 in commissions on the execution of portfolio security transactions for the Trust for the period October 13, 2000 to June 30, 2001.

Prior to January 1, 2001, FAM provided accounting services to the Trust at its cost and the Trust reimbursed FAM for these services. FAM continues to provide certain accounting services to the Trust. The Trust reimburses FAM at its cost for such services. For the period October 13, 2000 to June 30, 2001, the Trust reimbursed FAM an aggregate of $232,422 for the above-described services. The Trust entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Trust. The Trust pays a fee for these services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.



3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period October 13, 2000 to June 30, 2001 were $3,351,535,627 and $4,188,248,965, respectively.

Net realized gains (losses) for the period October 13, 2000 to June 30, 2001 and net unrealized gains as of June 30, 2001 were as follows:

                                    Realized           Unrealized
                                  Gains (Losses)         Gains

Long-term investments             $  921,572,174     $2,410,647,282
Short-term investments                    13,492                 --
Options written                      (6,890,839)          6,830,000
                                  --------------     --------------
Total                             $  914,694,827     $2,417,477,282
                                  ==============     ==============

As of June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $2,390,503,299, of which $2,725,348,909 related to appreciated securities and $334,845,610 related to depreciated securities. At June 30, 2001, the aggregate cost of investments, net of options written, for Federal income tax purposes was $7,008,521,578.



Merrill Lynch Basic Value Fund, Inc., June 30, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)

Master Basic Value Trust

Transactions in call options written for the period October 13, 2000 to June 30, 2001 were as follows:

                                  Nominal Value         Premiums
                                     Covered            Received

Outstanding call options
written, beginning of period                  --                 --
Options written                        6,205,500     $   38,633,396
Options closed                       (5,205,500)       (31,653,396)
                                  --------------     --------------
Outstanding call options
written, end of period                 1,000,000     $    6,980,000
                                  ==============     ==============


4. Short-Term Borrowings:
On December 1, 2000, the Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders.

The Trust may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the facility during the period October 13, 2000 to June 30, 2001.



5. Security Loans:
At June 30, 2001, the Trust held collateral having an aggregate value of approximately $63,140,000 for portfolio securities loaned having a market value of approximately $60,769,000.



Merrill Lynch Basic Value Fund, Inc., June 30, 2001


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors, Master Basic Value Trust:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Basic Value Trust as of June 30, 2001, the related statements of operations and changes in net assets, and the financial highlights for the period October 13, 2000 (commencement of operations) to June 30, 2001. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Basic Value Trust as of June 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the period October 13, 2000 (commencement of operations) to June 30, 2001 in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
August 16, 2001



Merrill Lynch Basic Value Fund, Inc., June 30, 2001


PORTFOLIO INFORMATION (unaudited)

As of June 30, 2001

                                        Percent of
Ten Largest Equity Holdings             Net Assets

Citigroup Inc.                               3.7%
Exxon Mobil Corporation                      3.4
Wells Fargo Company                          3.3
International Business Machines
   Corporation                               3.1
American General Corporation                 2.8
Unocal Corporation                           2.4
First Union Corporation                      2.3
Bank One Corporation                         2.2
Fox Entertainment Group, Inc. (Class A)      2.1
E.I. du Pont de Nemours and Company          2.0



OFFICERS AND DIRECTOR/TRUSTEES

Terry K. Glenn, President and Director/Trustee
M. Colyer Crum, Director/Trustee
Laurie Simon Hodrick, Director/Trustee
Stephen B. Swensrud, Director/Trustee
J. Thomas Touchton, Director/Trustee
Fred G. Weiss, Director/Trustee
Kevin M. Rendino, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863